EXHIBIT 10.1
FIRST AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT
THIS FIRST AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT (this “First Amendment”) is dated as of March 31, 2014, among HYSTER-YALE MATERIALS HANDLING, INC., a Delaware corporation (“Parent”), NACCO MATERIALS HANDLING GROUP, INC., a Delaware corporation (“NMHG”, and together with Parent, the “U.S. Borrowers”), NACCO MATERIALS HANDLING B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“NACCO BV”), N.M.H. INTERNATIONAL B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“NMH International”), N.M.H. HOLDING B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“Holding BV”, and together with NACCO BV and NMH International, the “Dutch Borrowers”), NACCO MATERIALS HANDLING LIMITED, a company incorporated in England and Wales with company number 02636775 (the “UK Borrower” and, together with the Dutch Borrowers and the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), the Persons party hereto as Guarantors, the Lenders signatory hereto, and BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent ( “Agent”).
RECITALS:
A.    The Borrowers, the persons party thereto from time to time as guarantors (the “Guarantors”), the financial institutions party thereto from time to time as lenders (the “Lenders”) and Agent entered into that certain Loan, Security and Guaranty Agreement dated as of December 18, 2013 (the “Loan Agreement”), pursuant to which the Lenders have agreed to make Loans and provide certain other credit accommodations to the Borrowers.
B.    The Borrowers have requested that Agent and the Required Lenders agree to amend the Loan Agreement as set forth herein in order to remove the requirement that each Obligor conduct an annual physical inventory.
C.    Subject to the conditions in Section 2, the Required Lenders have agreed to such request and to amend the Loan Agreement as set forth herein;
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors, Agent and the Lenders hereby agree as follows:
Section 1.Loan Agreement Amendment.    In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, the Loan Agreement shall be amended effective as of the First Amendment Effective Date (as defined below) in the manner provided in this Section 1.

1.1    Amendment to Section 8.3.1. Section 8.3.1 of the Loan Agreement shall be restated in its entirety as follows:
8.3.1.    Records and Reports of Inventory. Each Obligor shall keep accurate and complete records of its Inventory, including costs and daily withdrawals and additions, and shall submit to Agent inventory and reconciliation reports in form satisfactory to Agent, on such periodic basis as Agent may request.  Each Obligor shall conduct periodic cycle counts consistent with historical practice, and shall provide to Agent such supporting information as Agent may request.
Section 2.    Conditions Precedent to Loan Agreement Amendment. The amendment to the Loan Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions are satisfied, the “First Amendment Effective Date”):
2.1    First Amendment. Agent shall have received counterparts of this First Amendment executed on behalf of Agent, each Obligor and the Required Lenders.
2.2    Representations and Warranties. The representations and warranties of each Obligor in this First Amendment and the other Loan Documents shall be true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) on and as of the First Amendment Effective Date (except for representations and warranties that expressly relate to an earlier date which shall be true and correct on such date).
2.3    No Defaults. No Default or Event of Default shall have occurred and be continuing.
2.4    Other Documents and Actions. The Obligors shall have provided to Agent such other documents and taken such other actions as reasonably requested by Agent.
Section 3.    Representations and Warranties. To induce the Lenders and Agent to enter into this First Amendment, each Obligor hereby represents and warrants to the Lenders and Agent as follows:
3.1    Loan Document Representations and Warranties. Prior to and after giving effect to this First Amendment, the representations and warranties of such Obligor contained in Section 9 of the Loan Agreement, or which are contained in any other Loan Documents, are true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) on and as of the First Amendment Effective Date (except for representations and warranties that expressly relate to an earlier date which shall be true and correct on such date).
3.2    Power and Authority. Each Obligor party hereto is duly authorized to execute, deliver and perform the First Amendment. The execution, delivery and performance of the First Amendment has been duly authorized by all necessary action, and does not (a) require any consent or approval of any holders of Equity Interests of any Obligor, except those already obtained; (b) contravene the Organic Documents of any Obligor; (c) violate or cause a default under any Applicable Law or Material Contract; or (d) result in or require imposition of a Lien (other than Permitted Liens) on any Obligor’s Property.
3.3    Enforceability. The First Amendment is a legal, valid and binding obligation of each Obligor party hereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.
3.4    No Defaults. No event or circumstance has occurred or exists that constitutes a Default or Event of Default.
Section 4.    Miscellaneous.
4.1    Reaffirmation of Loan Documents. All of the terms and provisions of the Loan Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and affirmed by the Obligors. The amendment to the Loan Agreement contemplated hereby shall not limit or impair any Liens securing the Obligations, which Liens are hereby ratified and affirmed by the Obligors. This First Amendment is a Loan Document.
4.2    Reaffirmation of Guaranty. Each Guarantor hereby ratifies and affirms its guaranty obligations under Section 5.10 of the Loan Agreement and any other Guaranty executed by such Guarantor in favor of Agent and agrees that such Guarantor continues to unconditionally and irrevocably guarantee the prompt payment and performance of the Obligations thereunder.
4.3    Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
4.4    Legal Expenses. The Borrowers hereby agree to pay on demand all reasonable fees and expenses of counsel to Agent incurred by Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.
4.5    Counterparts; Execution. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart. The amendment to the Loan Agreement set forth in Section 1 of this First Amendment shall become effective when Agent has received counterparts bearing the signatures of all required parties hereto and Section 2 is satisfied. Facsimiles or other electronic transmissions (e.g., .pdf) shall be effective as originals.
4.6    Entire Agreement. THIS FIRST AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS

BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.
4.7    Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.
4.8    Governing Law. This First Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law provisions (but giving effect to section 5-1401 of the New York general obligation law and federal laws relating to national banks).
[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HYSTER-YALE MATERIALS HANDLING, INC.,
as a U.S. Borrower and a Guarantor

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Vice President

NACCO MATERIALS HANDLING
GROUP, INC., as U.S. Borrower and a Guarantor

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Vice President

HYSTER OVERSEAS CAPITAL
CORPORATION, LLC, as a Guarantor

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Secretary

NMHG OREGON, LLC, as a Guarantor

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Assistant Secretary

Signature Page to First Amendment to Loan Agreement

NACCO MATERIALS HANDLING B.V., as a Dutch Borrower and a Guarantor

By: NACCO MATERIALS HANDLING
GROUP, LTD., its Managing Director

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Director
N.M.H. INTERNATIONAL B.V., as a Dutch Borrower and a Guarantor

By: NACCO MATERIALS HANDLING
GROUP, LTD., its Managing Director

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Director

N.M.H. HOLDING B.V., as a Dutch Borrower and a Guarantor

By: NACCO MATERIALS HANDLING
GROUP, LTD., its Managing Director

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Director

N.M.H. DISTRIBUTION B.V., as a Guarantor

By: NACCO MATERIALS HANDLING
GROUP, LTD., its Managing Director

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Director

Signature Page to First Amendment to Loan Agreement

NACCO MATERIALS HANDLING LIMITED, as a UK Borrower and a Guarantor

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Director

NACCO MATERIALS HANDLING
GROUP, LTD., as a Guarantor

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Director

NACCO MATERIALS HANDLING
S.P.A., as a Guarantor

By:	/s/ Charles Bittenbender
Name: Charles Bittenbender
Title: Director

Signature Page to First Amendment to Loan Agreement

BANK OF AMERICA, N.A., as Agent and a U.S. Lender

By:	/s/ John W. Mundstock
Name: John W. Mundstock
Title: SVP

BANK OF AMERICA, N.A. (acting through its London Branch), as European Security Trustee and a Foreign Lender

By:	/s/ John W. Mundstock
Name: John W. Mundstock
Title: SVP

Signature Page to First Amendment to Loan Agreement

CITIBANK, N.A., as a U.S. Lender and a Foreign Lender

By:	/s/ Matthew Paquin
Name: Matthew Paquin
Title: Vice President and Director

Signature Page to First Amendment to Loan Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a U.S. Lender and a Foreign Lender

By:	/s/ Tara C. O'Boyle
Name: Tara C. O'Boyle
Title: Assistant Vice President

Signature Page to First Amendment to Loan Agreement

WELLS FARGO BANK, N.A., as a U.S. Lender

By:	/s/ Kevin Fong
Name: Kevin Fong
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a Foreign Lender

By:	/s/ Tania Saloantia
Name: Tania Saloantia
Title: Authorized Signatory

Signature Page to First Amendment to Loan Agreement

KEYBANK NATIONAL ASSOCIATION, as a U.S. Lender and a Foreign Lender

By:	/s/ Nadine M. Eames
Name: Nadine M. Eames
Title: Vice President

Signature Page to First Amendment to Loan Agreement

FIFTH THIRD BANK, as a U.S. Lender and a Foreign Lender

By:	/s/ Martin H. McGinty
Name: Martin H. McGinty
Title: Vice President

Signature Page to First Amendment to Loan Agreement

RBS CITIZENS BUSINESS CAPITAL, a division of RBS ASSET FINANCE, INC., a subsidiary of RBS CITIZENS, N.A., as a U.S. Lender and a Foreign Lender

By:	/s/ David Slattery
Name: David Slattery
Title: Vice President

Signature Page to First Amendment to Loan Agreement

INTESA SANPAOLO S.P.A., as a U.S. Lender and a Foreign Lender

By:	/s/ Cristina Cignoli
Name: Cristina Cignoli
Title: VP & Relationship Manager

By:	/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP & Head of Credit

Signature Page to First Amendment to Loan Agreement